Back to 10-K	Exhibit 10.36a

AHCA CONTRACT NO. FA972

MINOR MODIFICATION NO. 1

WELLCARE OF FLORIDA, INC.
D/B/A HEALTHEASE
8735 Henderson Road
Renaissance 2
Tampa, Florida 33634

AHCA Contract No. FA972, as entered into on the 1st day of September 2012, is hereby revised as follows:

1.	Standard Contract, Section III, Item B., Contract Managers, sub-item 2, is hereby amended to revise the Vendor’s Contract Manager’s information as follows:

Hector Feliciano
WellCare of Florida, Inc.
d/b/a HealthEase
8735 Henderson Road
Renaissance 2
Tampa, FL 33634
(813) 206-3475

All other terms and conditions of the Contract shall remain unchanged.

WELLCARE OF FLORIDA, INC. D/B/A HEALTHEASE	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
/s/ Hector Feliciano	/s/ [illegible]
Contract Manager	Contract Manager

DATE: 11/5/2012	DATE: 11/19/12

/s/ Christina Cooper 11/6/2012	APPROVED

/s/ Melanie Brown-Woofer
Melanie Brown-Woofer
Bureau Chief of Health Systems Development

Date: 11/ 19 /12

AHCA Contract No. FA972, Minor Modification No. 1, Page 1 of 1